SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

               --------------------------------------

                             FORM 8-K

                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 25, 2000

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   333-36234                    94-0905160
 (State of Incorporation)   (Commission File Number)           (IRS Employer
                                                          Identification Number)

       1155 Battery Street                                  94111
   San Francisco, California
(Address of principal executive                            (Zip Code)
            offices)

    Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  Other Events.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated October 24, 2000 titled "Adverse Market Conditions Prompt Levi Strauss & Co. to Postpone Private Placement of Senior Notes."

ITEM 7.  EXHIBIT.

99        Press Release dated October 24, 2000.


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 25, 2000
                               LEVI STRAUSS & CO.


                            By /s/ William B. Chiasson
                               -----------------------
                               William B. Chiasson
                               Title: Senior Vice President and
                                      Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                                     Description
--------------                                     -----------

    99                                   Press Release dated October 24, 2000